Exhibit 5.7

April 4, 2017

Omega Healthcare Investors, Inc.

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

Re: Offering of 4.750% Senior Notes due 2028 and 4.50% Senior Notes due 2025

Ladies and Gentlemen:

We have served as special Massachusetts counsel to that certain wholly owned, direct or indirect, as applicable, subsidiary of Omega Healthcare Investors, Inc., a Maryland corporation (the “Parent”) identified as “OHIMA, LLC”, a Massachusetts limited liability company (the “Opinion Subsidiary”), in connection with the sale to several Underwriters (as defined below) by the Parent of $550,000,000 aggregate principal amount of 4.750% Senior Notes due 2028 (the “2028 Notes”) and $150,000,000 aggregate principal amount of 4.50% Senior Notes due 2025 (the “2025 Notes”, and together with the 2028 Notes, collectively, the “Notes”) and the guarantee of (i) the 2028 Notes (each a “2028 Guarantee”) and (ii) the 2025 Notes (each a “2025 Guarantee” and together with the Notes and the 2028 Guarantees, collectively, the “Securities”) by the subsidiary guarantors listed on Schedule A hereto (the “Subsidiary Guarantors”), in each case, pursuant to the terms of that certain Underwriting Agreement (the “Underwriting Agreement”), dated as of March 28, 2017, by and among the Parent, J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Stifel, Nicolaus & Company, Incorporated, on behalf of themselves and as the representatives of the several underwriters named on Schedule 1 thereto (collectively, the “Underwriters”) and the Subsidiary Guarantors. The 2028 Notes and 2028 Guarantees are being issued pursuant to the Indenture, dated as of April 4, 2017 (the “2028 Indenture”) between the Parent, the Subsidiary Guarantors and U.S. Bank, National Association, as trustee (the “Trustee”) and the 2025 Notes and 2025 Guarantees are being issued pursuant to the Indenture, dated as of September 11, 2014 (the “2025 Indenture” and together with the 2028 Indenture, collectively, the “Indentures”), between the Parent, the Subsidiary Guarantors and the Trustee.

In connection herewith, we have examined:

(1)	the automatic shelf registration statement Form S-3 (File No. 333-208710) (the “Original Registration Statement”) covering the Securities, filed by the Parent and the subsidiary guarantor registrants named therein with the Security and Exchange Commission (the “Commission”) on December 22, 2015 under the Securities Act of 1933, as amended (the “Act”), as amended by that certain Post-Effective Amendment No. 1 filed with the Commission on June 30, 2016 (“Amendment No. 1”) and that certain Post-Effective Amendment No. 2 filed with the Commission on March 28, 2017 (“Amendment No. 2” and together with Amendment No. 1 and the Original Registration Statement, as so amended, collectively, the “Registration Statement”);

(2)	the Underwriting Agreement;

Omega Healthcare Investors, Inc.

April 4, 2017

(3)	the Indentures, including the form of the Notes and Guarantees provided for therein;

(4)	the prospectus dated December 22, 2015 (the “Base Prospectus”) as supplemented by the prospectus dated March 28, 2017 related to the Securities (the “Supplemental Prospectus” and together with the Base Prospectus, collectively, the “Prospectus”);

(5)	the certificate of organization and operating agreement of the Opinion Subsidiary as in effect on the date hereof and as certified by the Secretary, Assistant Secretary or other appropriate representative of the Opinion Subsidiary;

(6)	a certificate of legal existence and good standing for the Opinion Subsidiary as of recent date; and

(7)	a certificate of the Secretary or other appropriate representatives of Opinion Subsidiary, certifying as to resolutions relating to the transactions referred to herein and the incumbency of officers.

The Indenture together with the Registration Statement (including all exhibits thereto), the Prospectus, the Notes and the Guarantees are collectively referred to as the “Transaction Documents.”

We have not been involved in the preparation of the Registration Statement, nor were we involved in the negotiation, preparation or execution of the Transaction Documents. We have been retained solely for the purpose of rendering certain opinions pursuant to Massachusetts law.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other corporate records, agreements and instruments of the Opinion Subsidiary, certificates of public officials and officers or other appropriate representatives of the Opinion Subsidiary, and such other documents, records and instruments, and we have made such legal and factual inquiries, as we have deemed necessary or appropriate as a basis for us to render the opinions hereinafter expressed. In our examination of the Transaction Documents and the foregoing, we have assumed the genuineness of all signatures, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied without independent investigation as to matters of fact upon statements of governmental officials and upon representations made in or pursuant to certificates and statements of appropriate representatives of the Opinion Subsidiary.

In connection herewith, we have assumed that, other than with respect to the Opinion Subsidiary, all of the documents referred to in this opinion will have been duly authorized by, will have been duly executed and delivered by, and will constitute the valid, binding and enforceable obligations of, all of the parties thereto, all of the signatories to such documents will have been duly authorized by all such parties, and all such parties are and will be duly organized and validly existing and will have the power and authority (corporate or other) to execute, deliver and perform such documents.

Omega Healthcare Investors, Inc.

April 4, 2017

Based upon the foregoing, in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions stated herein and the effectiveness of the Registration Statement under the Act, we are of the opinion that:

1. The Opinion Subsidiary is a limited liability company, duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts.

2.  The Opinion Subsidiary has all necessary entity power and authority to execute and deliver the Indentures and Guarantees, and to perform its obligations thereunder.

3. The execution and delivery by Opinion Subsidiary of the 2028 Indenture, the 2028 Guarantees and the 2025 Guarantees, and the performance by the Opinion Subsidiary of its obligations thereunder, have been duly authorized by all necessary entity action on the part of the Opinion Subsidiary.

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinion set forth herein is further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:

(a) Our opinion set forth herein reflects only the application of applicable Massachusetts state law (excluding the securities and blue sky laws of such state, as to which we express no opinion) and the federal laws of the United State of America. The opinion set forth herein is made as of the date hereof and is subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinion expressed herein is based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinion, we have not considered, and hereby disclaim any opinion as to, the application or impact of the laws of any other jurisdiction, court or administrative agency.

(b) Our opinion herein is subject to and may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination; (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law); (iii) an implied covenant of good faith and fair dealing; (iv) requirements that a claim with respect to the Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars with respect to such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law; and (v) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign or composite currency.

Omega Healthcare Investors, Inc.

April 4, 2017

(c) Our opinion is further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the transaction; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees.

(d) We express no opinion as to the enforceability of (A) any rights to indemnification or contribution provided for in any Transaction Document which are violative of public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or the legality of such rights, (B) any provisions of the Transaction Documents purporting to provide the Trustee or any other person the right to receive costs and expenses beyond those reasonably incurred by it, or (C) provisions of the Transaction Documents whose terms are left open for later resolution by the parties.

(e) We express no opinion as to the enforceability of (i) any provision in any Transaction Document purporting or attempting to (A) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue, (B) confer subject matter jurisdiction on a court not having independent grounds therefor, (C) modify or waive the requirements for effective service of process for any action that may be brought, (D) waive the right of the Parent, the Opinion Subsidiary or any other person to a trial by jury, (E) provide that remedies are cumulative or that decisions by a party are conclusive, (F) modify or waive the rights to notice, legal defenses, statutes of limitations or other benefits that cannot be waived under applicable law or (G) provide for or grant a power of attorney, or (ii) any choice of law provision of any Transaction Document.

(f) We express no opinion as to the validity, binding effect or enforceability of any provision in the Transaction Documents that (A) purports to create joint and several liability for affiliated obligors except to the extent that each such affiliated obligor may be determined to have benefited from the incurrence of the obligations by its affiliated obligors or whether such benefit may be measured other than by the extent to which the proceeds of the obligations incurred by its affiliated obligors are, directly or indirectly, made available to such affiliated obligor for its corporate, limited liability company or other analogous purposes or (B) seeks to preserve the solvency of any Subsidiary Guarantor by purporting to limit the amount of the liability of, and/or to provide rights of contribution in favor of, such Subsidiary Guarantor.

Omega Healthcare Investors, Inc.

April 4, 2017

(g) We express no opinion as to whether a subsidiary may guarantee or otherwise be liable for indebtedness incurred by its parent except to the extent that such subsidiary may be determined to have benefited from the incurrence of the indebtedness by its parent or whether such benefit may be measured other than by the extent of which the proceeds of the indebtedness incurred by its parent are, directly or indirectly, made available to such subsidiary for its corporate or other analogous purpose.

We do not render any opinions except as set forth above. We hereby consent to the filing of this opinion as an exhibit to the Parent’s Current Report on Form 8-K. We also consent to your filing copies of this opinion as an exhibit to the Registration Statement with agencies of such states as you deem necessary in the course of complying with the laws of such states regarding the offering and sale of the Securities. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Very truly yours,

/s/ PARTRIDGE SNOW & HAHN LLP

Schedule A

Each entity listed below is a Subsidiary Guarantor.

Entity Name	State or other jurisdiction of formation

Encanto Senior Care, LLC	Arizona
G&L Gardens, LLC	Arizona
Palm Valley Senior Care, LLC	Arizona
Ridgecrest Senior Care, LLC	Arizona
11900 East Artesia Boulevard, LLC	California
13922 Cerise Avenue, LLC	California
1628 B Street, LLC	California
2400 Parkside Drive, LLC	California
245 East Wilshire Avenue, LLC	California
3232 Artesia Real Estate, LLC	California
3806 Clayton Road, LLC	California
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
Golden Hill Real Estate Company, LLC	California
2425 Teller Avenue, LLC	Colorado
Bayside Colorado Healthcare Associates, LLC	Colorado
OHI (Connecticut), LLC	Connecticut
446 Sycamore Road, L.L.C.	Delaware
Albany Street Property, L.L.C.	Delaware
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C	Delaware
Aviv Asset Management, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Bayside Street II, LLC	Delaware
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
California Aviv, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

Carnegie Gardens LLC	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware
CFG 2115 Woodstock Place LLC	Delaware
Champaign Williamson Franklin, L.L.C.	Delaware
Chardon Ohio Property Holdings, L.L.C.	Delaware
Chardon Ohio Property, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware
CHR Sanford LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
Clarkston Care, L.L.C.	Delaware
Colonial Madison Associates, L.L.C.	Delaware
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C.	Delaware
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crete Plus Five Property, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village, LP	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings, LP	Delaware
CSE Piggott LLC	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Cuyahoga Falls Property II, L.L.C.	Delaware
Cuyahoga Falls Property, L.L.C.	Delaware
Dallas Two Property, L.L.C.	Delaware
Danbury ALF Property, L.L.C.	Delaware
Darien ALF Property, L.L.C.	Delaware
Denison Texas, L.L.C.	Delaware
Desert Lane LLC	Delaware
East Rollins Street, L.L.C.	Delaware
Edgewood Drive Property, L.L.C.	Delaware
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Falcon Four Property Holding, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Fort Stockton Property, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
Gardnerville Property, L.L.C.	Delaware
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Glendale NH Property, L.L.C.	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Greenbough, LLC	Delaware
Greenville Kentucky Property, L.L.C.	Delaware
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hot Springs Atrium Owner, LLC	Delaware
Hot Springs Aviv, L.L.C.	Delaware
Hot Springs Cottages Owner, LLC	Delaware
Hot Springs Marina Owner, LLC	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Illinois Missouri Properties, L.L.C.	Delaware
Iowa Lincoln County Property, L.L.C.	Delaware
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karissa Court Property, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kentucky NH Properties, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
LAD I Real Estate Company, LLC	Delaware
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
McCarthy Street Property, L.L.C.	Delaware
Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C.	Delaware
New Hope Property, L.L.C.	Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C.	Delaware
North Las Vegas LLC	Delaware
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
NRS Ventures, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
OHI Asset (AR) Ash Flat, LLC	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO) Brighton, LLC	Delaware
OHI Asset (CO) Denver, LLC	Delaware
OHI Asset (CO) Mesa, LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL) Eustis, LLC	Delaware
OHI Asset (FL) Graceville, LLC	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL) Lutz, LLC	Delaware
OHI Asset (FL) Marianna, LLC	Delaware
OHI Asset (FL) Middleburg, LLC	Delaware
OHI Asset (FL) Pensacola - Hillview, LLC	Delaware
OHI Asset (FL) Pensacola, LLC	Delaware
OHI Asset (FL) Port St. Joe, LLC	Delaware
OHI Asset (FL) Sebring, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Cordele, LLC	Delaware
OHI Asset (GA) Dunwoody, LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Nashville, LLC	Delaware
OHI Asset (GA) Roswell, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (GA) Valdosta, LLC	Delaware
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (KY) Beattyville, LLC	Delaware
OHI Asset (KY) Louisville - 1120 Cristland, LLC	Delaware
OHI Asset (KY) Louisville - 2529 Six Mile Lane, LLC	Delaware
OHI Asset (KY) Morgantown, LLC	Delaware
OHI Asset (KY) Owensboro, LLC	Delaware
OHI Asset (LA) Baton Rouge, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD) Baltimore - Pall Mall, LLC	Delaware
OHI Asset (MD) Baltimore - West Belvedere, LLC	Delaware
OHI Asset (MD) Salisbury, LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Carson City, LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO) Jackson, LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

OHI Asset (NC) Biscoe, LLC	Delaware
OHI Asset (NC) Cornelius, LLC	Delaware
OHI Asset (NC) Drexel, LLC	Delaware
OHI Asset (NC) Fayetteville, LLC	Delaware
OHI Asset (NC) Hallsboro, LLC	Delaware
OHI Asset (NC) Marion, LLC	Delaware
OHI Asset (NC) Marshville, LLC	Delaware
OHI Asset (NC) Mocksville – 1007 Howard Street, LLC	Delaware
OHI Asset (NC) Mocksville – 1304 Madison Road, LLC	Delaware
OHI Asset (NC) Nashville, LLC	Delaware
OHI Asset (NC) Raeford, LLC	Delaware
OHI Asset (NC) Rocky Mount – 1558 S. Winstead, LLC	Delaware
OHI Asset (NC) Rocky Mount – 415 N. Winstead, LLC	Delaware
OHI Asset (NC) Salisbury, LLC	Delaware
OHI Asset (NC) Saluda, LLC	Delaware
OHI Asset (NC) Shallotte, LLC	Delaware
OHI Asset (NC) Wadesboro, LLC	Delaware
OHI Asset (NC) Waynesville, LLC	Delaware
OHI Asset (NC) Wilmington, LLC	Delaware
OHI Asset (NC) Winston Salem, LLC	Delaware
OHI Asset (NY) 2nd Avenue, LLC	Delaware
OHI Asset (NY) 93rd Street, LLC	Delaware
OHI Asset (OH) Huber Heights, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH) New London, LLC	Delaware
OHI Asset (OH) Steubenville, LLC	Delaware
OHI Asset (OH) Toledo, LLC	Delaware
OHI Asset (OH) West Carrollton, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (OR) Troutdale, LLC	Delaware
OHI Asset (PA) GP, LLC	Delaware
OHI Asset (PA) West Mifflin, LP	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Five Forks, LLC	Delaware
OHI Asset (SC) Greenville Cottages, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Cleveland, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Columbia, LLC	Delaware
OHI Asset (TN) Elizabethton, LLC	Delaware
OHI Asset (TN) Jamestown, LLC	Delaware
OHI Asset (TN) Jefferson City, LLC	Delaware
OHI Asset (TN) Memphis - 1150 Dovecrest, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware
OHI Asset (TN) Monteagle, LLC	Delaware
OHI Asset (TN) Monterey, LLC	Delaware
OHI Asset (TN) Mountain City, LLC	Delaware
OHI Asset (TN) Nashville, LLC	Delaware
OHI Asset (TN) Pigeon Forge, LLC	Delaware
OHI Asset (TN) Rockwood, LLC	Delaware
OHI Asset (TN) Rogersville - 109 Highway 70 North, LLC	Delaware
OHI Asset (TN) Rogersville, LLC	Delaware
OHI Asset (TN) South Pittsburg, LLC	Delaware
OHI Asset (TN) Spring City, LLC	Delaware
OHI Asset (TN) Westmoreland, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Athens, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Longview, LLC	Delaware
OHI Asset (TX) Schertz, LLC	Delaware
OHI Asset (TX) Winnsboro ALF, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Chesapeake, LLC	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Galax, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Madison, LLC	Delaware
OHI Asset (VA) Martinsville SNF, LLC	Delaware
OHI Asset (VA) Mechanicsville, LLC	Delaware
OHI Asset (VA) Midlothian, LLC	Delaware
OHI Asset (VA) Norfolk, LLC	Delaware
OHI Asset (VA) Portsmouth, LLC	Delaware
OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC	Delaware
OHI Asset (VA) Richmond - 9101 Bon Air, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (VA) Suffolk, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WA) Fort Vancouver, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CHG ALF, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE-E Subsidiary, LLC	Delaware
OHI Asset CSE-E, LLC	Delaware
OHI Asset CSE-U Subsidiary, LLC	Delaware
OHI Asset CSE-U, LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD H-F, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset Management, LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset S-W, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Healthcare Properties Holdco, Inc.	Delaware
OHI Healthcare Properties Limited Partnership	Delaware
OHI Mezz Lender, LLC	Delaware
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Orange ALF Property, L.L.C.	Delaware
Oregon Associates, L.L.C.	Delaware

Omega Healthcare Investors, Inc.

April 4, 2017

Oso Avenue Property, L.L.C.	Delaware
Ostrom Avenue Property, L.L.C.	Delaware
Panama City Nursing Center LLC	Delaware
Peabody Associates Two, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Pennington Road Property, L.L.C.	Delaware
Pocatello Idaho Property, L.L.C.	Delaware
Prescott Arkansas, L.L.C.	Delaware
Ravenna Ohio Property, L.L.C.	Delaware
Richland Washington, L.L.C.	Delaware
Riverside Nursing Home Associates Two, L.L.C.	Delaware
Riverside Nursing Home Associates, L.L.C.	Delaware
Rockingham Drive Property, L.L.C.	Delaware
S.C. Portfolio Property, L.L.C.	Delaware
Salem Associates, L.L.C.	Delaware
San Juan NH Property, LLC	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Sierra Ponds Property, L.L.C.	Delaware
Skyler Maitland LLC	Delaware
Skyview Associates, L.L.C.	Delaware
Southeast Missouri Property, L.L.C.	Delaware
Southern California Nevada, L.L.C.	Delaware
St. Joseph Missouri Property, L.L.C.	Delaware
Star City Arkansas, L.L.C.	Delaware
Stephenville Texas Property, L.L.C.	Delaware
Stevens Avenue Property, L.L.C.	Delaware
Suwanee, LLC	Delaware
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C.	Delaware
Texhoma Avenue Property, L.L.C.	Delaware
Tujunga, L.L.C.	Delaware
Tulare County Property, L.L.C.	Delaware
Twinsburg Ohio Property, LLC	Delaware
VRB Aviv, L.L.C.	Delaware
Washington Idaho Property, L.L.C.	Delaware
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, L.L.C.	Delaware
West Yarmouth Property I, L.L.C.	Delaware
Westerville Ohio Office Property, L.L.C.	Delaware
Weston ALF Property, LLC	Delaware
Whitlock Street Property, L.L.C.	Delaware
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware
Florida Real Estate Company, LLC	Florida
Pensacola Real Estate Holdings I, LLC	Florida

Omega Healthcare Investors, Inc.

April 4, 2017

Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Skyler Pensacola, LLC	Florida
Chippewa Valley, L.L.C.	Illinois
Commerce Nursing Homes, L.L.C.	Illinois
Effingham Associates, L.L.C.	Illinois
Heritage Monterey Associates, L.L.C.	Illinois
Hobbs Associates, L.L.C.	Illinois
Idaho Associates, L.L.C.	Illinois
Montana Associates, L.L.C.	Illinois
OHI (Illinois), LLC	Illinois
Orange, L.L.C.	Illinois
Pomona Vista L.L.C.	Illinois
Red Rocks, L.L.C.	Illinois
Rose Baldwin Park Property L.L.C.	Illinois
Santa Ana-Bartlett, L.L.C.	Illinois
Santa Fe Missouri Associates, L.L.C.	Illinois
Sun-Mesa Properties, L.L.C.	Illinois
Washington-Oregon Associates, L.L.C.	Illinois
Watauga Associates, L.L.C.	Illinois
OHI (Indiana), LLC	Indiana
OHI (Iowa), LLC	Iowa
Sterling Acquisition, LLC	Kentucky
48 High Point Road, LLC	Maryland
Arizona Lessor - Infinia, LLC	Maryland
Bayside Street, LLC	Maryland
Colorado Lessor - Conifer, LLC	Maryland
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Florida Lessor – Meadowview, LLC	Maryland
Georgia Lessor - Bonterra/Parkview, LLC	Maryland
Indiana Lessor – Wellington Manor, LLC	Maryland
OHI Asset (PA), LP	Maryland
OHI Asset II (PA), LP	Maryland
OHI Asset III (PA), LP	Maryland
OHI Asset IV (PA) Silver Lake, LP	Maryland
OHI Tennessee, LLC	Maryland
Omega TRS I, Inc.	Maryland
PV Realty-Clinton, LLC	Maryland
PV Realty-Kensington, LLC	Maryland
PV Realty-Willow Tree, LLC	Maryland
Texas Lessor – Stonegate GP, LLC	Maryland
Texas Lessor – Stonegate, Limited, LLC	Maryland
Texas Lessor – Stonegate, LP	Maryland
Washington Lessor – Silverdale, LLC	Maryland
OHIMA, LLC	Massachusetts
1200 Ely Street Holdings Co. LLC	Michigan
42235 County Road Holdings Co. LLC	Michigan

Omega Healthcare Investors, Inc.

April 4, 2017

Dixie White House Nursing Home, LLC	Mississippi
Ocean Springs Nursing Home, LLC	Mississippi
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Alamogordo Aviv, L.L.C.	New Mexico
Clayton Associates, L.L.C.	New Mexico
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
Raton Property Limited Company	New Mexico
Canton Health Care Land, LLC	Ohio
Colonial Gardens, LLC	Ohio
Dixon Health Care Center, LLC	Ohio
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Meridian Arms Land, LLC	Ohio
Orange Village Care Center, LLC	Ohio
St. Mary’s Properties, LLC	Ohio
The Suburban Pavilion, LLC	Ohio
Wilcare, LLC	Ohio
Bala Cynwyd Real Estate, LP	Pennsylvania
Pavillion North Partners, LLC	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania
Wheeler Healthcare Associates, L.L.C.	Texas